SUPPLEMENT DATED FEBRUARY 28, 2005
                              TO THE PROSPECTUS OF

                     USALLIANZ ADVANTAGE(R) VARIABLE ANNUITY
                    USALLIANZ OPPORTUNITY(R) VARIABLE ANNUITY
                USALLIANZ CHARTER(R) II NEW YORK VARIABLE ANNUITY
               DATED APRIL 30, 2004 AS SUPPLEMENTED JULY 27, 2004

                                    ISSUED BY
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.

THE 5% ANNUAL INCREASE AMOUNT IS AVAILABLE UNDER THE ENHANCED GUARANTEED BENEFIT PACKAGE (GBP) AS OF FEBRUARY 28, 2005. THE FOLLOWING CHANGES TO THE PROSPECTUS ARE APPLICABLE TO CONTRACTS WITH THE ENHANCED GBP AND TO CONTRACTS WITH THE ENHANCED GMDB.

     The Enhanced GBP and the Enhanced GMDB are available only if all owners are age 76 or younger at the time of election. If you are age 71 or older when you elect these benefits you may not receive the maximum potential benefit provided because benefit values are limited after age 81. As a result, if you are age 65 or older, you should determine if purchasing a benefit that has an additional cost is appropriate for your situation.

     Under the 5% Guaranteed Partial Withdrawal Benefit (GPWB) you can take up to 5% of the GPWB value annually over a 20 year period.

If you currently have the Enhanced GMIB and the Enhanced GPWB you will receive the new endorsements calculated as of the Issue Date.

                                                                 PRONY-001-0205